                                  Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of June 1998

                     MONTHLY CERTIFICATEHOLDER'S STATEMENT
                      YOUNKERS MASTER TRUST SERIES 1995-1
               PROFFITT'S CREDIT CARD MASTER TRUST SERIES 1998-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6,1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:

       Date of the Certificate                                  July 10, 1998
       Monthly Period ending:                                   June 30, 1998
       Determination Date                                       July 10, 1998
       Distribution Date                                        July 15, 1998

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                                    GENERAL
---------------------------------------------------------------------------------------------------------------------------------
 201   Amortization Period                                                                                     No           201
 202   Early Amortization Period                                                                               No           202
 203   Class A Investor Amount paid in full                                                                    No           203
 204   Class B Investor Amount paid in full                                                                    No           204
 205   Class C Investor Amount paid in full                                                                    No           205
 206   Proffitt's Inc. is the Servicer                                                                         Yes          206
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                                INVESTOR AMOUNT
 ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            as of the end of
                                                              of the end of prior                             the relevant
                                                                Monthly Period                               Monthly Period
                                                           -----------------------                    ----------------------------
 207   Series 1998-1 Investor Amount                          $  91,500,000             207(a)              $ 91,500,000    207(b)
 208     Class A Investor Amount                              $  67,000,000             208(a)              $ 67,000,000    208(b)
 209     Class B Investor Amount                              $   8,000,000             209(a)              $  8,000,000    209(b)
 210     Class C Investor Amount                              $  16,500,000             210(a)              $ 16,500,000    210(b)

 211   Series 1998-1 Adjusted Investor Amount                 $  91,500,000             211(a)              $ 91,500,000    211(b)
 212   Series 1998-1 Investor Amount                          $  91,500,000             212(a)              $ 91,500,000    212(b)
 213     Principal Account Balance                            $           -             213(a)              $         -     213(b)


 214     Class A Certificate Rate                                                                             6.43%         214
 215     Class B Certificate Rate                                                                             6.61%         215
 216     Class C Certificate Rate                                                                             0.00%         216
 217   Weighted average interest rate for Series 1998-1                                                       5.29%         217


                                                                                                              as of the end of
                                                                       as of the end of prior                   the relevant
                                                                           Monthly Period                      Monthly Period
                                                                       -----------------------            ------------------------

 218   Series 1998-1 Investor Percentage with respect to Finance Charge          13.27%    218(a)            13.48%         218(b)
       Receivables
 219     Class A                                                                  9.72%    219(a)             9.87%         219(b)
 220     Class B                                                                  1.16%    220(a)             1.18%         220(b)
 221     Class C                                                                  2.39%    221(a)             2.43%         221(b)

 222   Series 1998-1 Investor Percentage with respect to Principal               13.27%    222(a)            13.48%         222(b)
 223     Class A                                                                  9.72%    223(a)             9.87%         223(b)
 224     Class B                                                                  1.16%    224(a)             1.18%         224(b)
 225     Class C                                                                  2.39%    225(a)             2.43%         225(b)

 226   Series 1998-1 Investor Percentage with respect to Default Amounts         13.27%    226(a)            13.48%         226(b)
 227     Class A                                                                  9.72%    227(a)             9.87%         227(b)
 228     Class B                                                                  1.16%    228(a)             1.18%         228(b)
 229     Class C                                                                  2.39%    229(a)             2.43%         229(b)

 ------------------------------------------------------------------------------------------------------------------------------
                     SERIES 1998-1 INVESTOR DISTRIBUTIONS
 -------------------------------------------------------------------------------------------------------------------------------
 230  The sum of the daily allocations of collections of Principal Receivables for                 $          -           230
      the relevant Monthly Period
 231  Class A distribution of collections of Principal Receivables per $1,000 of                   $          -           231
      original principal amount
 232  Class B distribution of collections of Principal Receivables per $1,000 of                   $          -           232
      original principal amount
 233  Class C distribution of collections of Principal Receivables per $1,000 of                   $          -           233
      original principal amount
 234  Class A distribution attributable to interest per $1,000 of original                         $       5.36           234
      principal amount
 235  Class B distribution attributable to interest per $1,000 of original                         $       5.51           235
      principal amount
 236  Class C distribution attributable to interest per $1,000 of original                         $          -           236
      principal amount
 237  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                $       1.67           237
      original principal amount
 --------------------------------------------------------------------------------------------------------------------------------
                    COLLECTIONS ALLOCATED TO SERIES 1998-1
 ---------------------------------------------------------------------------------------------------------------------------------
      Allocations of Finance Charge Collections
      -------------------------------------------
 238  Investor allocation of Finance Charge Collections during the Collection                      $  1,719,866           238
      Period pursuant to Section 4.4
 239  Investment earnings during Collection Period of Series Accounts to                           $          -           239
      be treated as investor Finance Charge Collections:                                           $          -           240
 240  (a) Collection Account                                                                       $          -           241
 241  (b) Reserve Account                                                                          $          -           242
 242  (c) Principal Account
 243  Monthly Finance Charge Allocation prior to allocation of Shared
      Finance   Charge Collections (line 238 + line 239)                                           $  1,719,866           243
 244  "Reserve Draw Amount" for the Distribution Date (pursuant to Section                         $          -           244
      4.9 (b))
 245  "Reserve Account Surplus" for the Distribution Date (pursuant to Section                     $          -           245
      4.9(c))
 246  Final Reserve Account disbursement (pursuant to Section 4.9 (d))                             $          -           246

 247  Total allocations of Finance Charge Collections during the Relevant                          $  1,719,866           247
      Monthly Period (sum of line 243, line 244, line 245and line 246)
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                   APPLICATION OF FINANCE CHARGE COLLECTIONS
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 248  Shared Finance Charge Collections allocated to Series 1998-1 to cover                        $          -           248
      the Total Deficiency Amount pursuant to Section 4.6
 249  Class A Monthly Interest plus the amount of any previous month's
      Class A Interest Shortfall plus any Class A Additional                                       $     359,008          249
      Interest (Section 4.6 (a))
 250  Class B Monthly Interest plus the amount of any previous month's
      Class B Interest Shortfall plus any Class B Additional                                       $      44,067          250
      Interest (Section 4.6 (a))
 251  Investor Monthly Servicing Fee due for the relevant Monthly Period
      (Section 4.6 (c))                                                                            $     152,500          251
 252  Investor Monthly Servicing Fee due but not distributed to the Servicer
      for prior Monthly Periods (Section 4.6 (c))                                                  $          -           252
 253  Investor Default Amount (Section 4.6 (d))                                                    $     246,950          253
 254  Unpaid Deposit Obligation (Section 4.6 (e))                                                  $          -           254
 255  Aggregate amount of Class A Investor Charge-Offs which have not
      been previously reimbursed (Section 4.6 (f))                                                 $          -           255

 256   An amount equal to any unreimbursed reductions of the Class B
       Investor Amount, if any, due to (i) Reallocated Principal                               $              -       256
       Collections and (ii) Class B Investor Charge-Offs (Section 4.6 (f))
 257   An amount equal to any unreimbursed reductions of the Class C
       Investor Amount, if any, due to (i) Reallocated Principal Collections and               $              -       257
       (ii) Class C Investor Charge-Offs (Section 4.6 (f))
 258   Excess, if any, of the Required Reserve Account Amount over the
       amount on deposit in the Reserve Account (Section 4.6 (g))                              $              -       258
 259   Class C Certificate Interest accrued and unpaid in respect of the
       portion of the Class C Investor Amount held by Persons other than the                                          259
       Servicer or its Affiliates (Section 4.6 (h))
 260   Excess Spread                                                                           $        917,340       260

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                      DETERMINATION OF MONTHLY PRINCIPAL
----------------------------------------------------------------------------------------------------------------------------

       During the Accumulation Period
       ------------------------------
 261   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the                  $               -       261
       inclusion of amounts in line 262 below
 262   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                         $               -       262
 263   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $               -       263

 264   Controlled Deposit Amount                                                              $               -       264
 265   Controlled Deposit Amount for the relevant Monthly Period during the                   $               -       265
       Accumulation Period
 266   Deficit Controlled Deposit Amount for the preceding Monthly Period                     $               -       266

 267   Excess of the Monthly Total Principal Allocation over the Controlled
       Deposit Amount to be paid to the holder of the Exchangeable                            $               -       267

 268   Deficit Controlled Deposit Amount for the relevant Monthly Period                      $               -       268

 269   Total amount deposited to the Principal Account                                        $               -       269

       During the Rapid Amortization Period
       ------------------------------------
 270   Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the                  $               -       270
       inclusion of amounts in line 271 below
 271   Amounts included in calculation of Excess Spread to be included in
       Collections of Principal Receivables (Section 4.6 (d),(e),(f))                         $               -       271

 272   Monthly Total Principal Allocation (Section 4.4 (b)(ii))                               $               -       272

 273   Lesser of the Monthly Total Principal Allocation and the Adjusted
       Investor Amount (Section 4.4 (c)(ii))                                                  $               -       273

 274   Shared Principal Collections allocable to the Series 1998-1 Certificate
       (to the extent the Adjusted Investor Amount exceeds the balance of the                 $               -       274
       Principal Account after giving effect to line 273)

 275   Total Amount deposited to the Principal Account                                        $               -       275

 276   Principal Account balance after deposit to Principal Account for
       relevant Monthly Period                                                                $               -       276

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                       REALLOCATED PRINCIPAL COLLECTIONS
----------------------------------------------------------------------------------------------------------------------------
 277   Reallocated Principal Collections                                                      $               -       277
 278   Class C Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                  $               -       278
 279   Class B Reallocated Amount (to the extent needed to fund excess of
       Total Deficiency Amount over Investor Default Amount)                                  $               -       279

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

----------------------------------------------------------------------------------------------------------------------------
               TOTAL DEFICIENCY AMOUNT AND INVESTOR CHARGE-OFFS
----------------------------------------------------------------------------------------------------------------------------
 280   Monthly Finance Charge Allocation prior to allocation of Shared
       Finance  Charge Collections                                                             $      1,719,866        280


 281   Total Monthly Payment                                                                   $        802,525        281
 282    Class A Certificate Interest                                                           $        359,008        282
 283    Class B Certificate Interest                                                           $         44,067        283
 284    Investor Monthly Servicing Fee                                                         $        152,500        284
 285    Investor Default Amount                                                                $        246,950        285
 286    Upaid Deposit Obligation                                                               $              -        286

 287   Total Deficiency Amount prior to allocation of Shared Finance Charge
       Collections (excess of line 281 over line 280)                                          $              -        287

       Allocation of Shared Finance Charge Collections to Series 1998-1
       during the Relevant Monthly Period                                                      $              -

 287   Total Deficiency Amount ("Shortfall") (Section 4.6)                                     $              -        287

 288   Investor Charge-Offs                                                                    $              -        288
 289   Class C Investor Charge-Offs                                                            $              -        289
 290   Class B Investor Charge-Offs                                                            $              -        290
 291   Class A Investor Charge-Offs                                                            $              -        291

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                         REDUCTION OF INVESTOR AMOUNTS
----------------------------------------------------------------------------------------------------------------------------
       Class A
       -------
 292   Aggregate amount of Class A Investor Charge-Offs over Class A
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                             $              -        292

        Class B
       --------
 293   Aggregate amount of Class B Investor Charge-Offs over Class B
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                             $              -        293
 294   Aggregate amount of Class B Reallocated Amounts over Class B
       Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or                        $              -        294
       allocated to the Class C Investor Amount pursuant to Section 4.11

       Class C
       -------
 295   Aggregate amount of Class C Investor Charge-Offs over Class C
       Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                             $              -        295
 296   Aggregate amount of Class C Reallocated Amounts over Class C
       Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)                           $              -        296

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                                 POOL FACTORS
----------------------------------------------------------------------------------------------------------------------------
 297   Class A Pool Factor                                                                              100.00%        297
 298   Class B Pool Factor                                                                              100.00%        298
 299   Class C Pool Factor                                                                              100.00%        299

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                                RESERVE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------

 300   Required Reserve Account Amount ( if applicable)                                                     N/A        300
 301   Reserve Account Reinvestment Rate (if applicable)                                                    N/A        301
 302   Reserve Account balance                                                                 $              -        302


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of July, 1998.

       Proffitt's, Inc., as Servicer

       By /s/ James S. Scully
         ___________________________________________

       NAME:  JAMES S. SCULLY
       TITLE: VICE PRESIDENT AND TREASURER
